Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Deep Down, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ronald E. Smith, President and Chief Executive Officer of the Company, and Charles K. Njuguna, Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Deep Down.

Date: November 14, 2017

/s/ Ronald E. Smith
Name:	Ronald E. Smith
Title:	President and Chief Executive Officer

/s/ Charles K. Njuguna
Name:	Charles K. Njuguna
Title:	Chief Financial Officer